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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 13, 2002
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                          ESSENTIAL THERAPEUTICS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   0-28006                 94-3186021
 ------------------------------   ----------------   ---------------------------
(State or Other Jurisdiction of     (Commission             (IRS Employer
        Incorporation)              File Number)          Identification No.)



                       1365 Main Street, Waltham, MA 02451
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 647-5554

              (Registrant's telephone number, including area code)
                                 ---------------

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Item 5. Other Events.

     On November 13, 2002, the Registrant issued a press release announcing it has entered into separate Conversion Agreements with certain holders of its outstanding shares of Series B preferred stock pursuant to which such holders have agreed, subject to obtaining the requisite stockholder approval and the satisfaction of certain other closing conditions, to vote all of the outstanding shares held by them in favor of converting all outstanding shares of the Registrant's Series B preferred stock into common stock. The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit
          Number          Description
          -------         -----------
          99.1            Press release, dated November 13, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2002                ESSENTIAL THERAPEUTICS, INC.


                                        By:    /s/ Paul J. Mellett
                                            -----------------------------
                                               Paul J. Mellett,
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer
                                               (Principal Financial Officer)